Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, David H. Thompson, Chief Financial Officer, certify that:

1.     I have read this quarterly report on Form 10-QSB of International Absorbents, Inc.;

2.     To my knowledge, this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.     To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of July 31, 2003.

Date: September 10, 2003

/s/ David H. Thompson David H. Thompson Chief Financial Officer

Assigned original of this written statement required by section 906 has been provided to International Absorbents Inc. and will be retained by International Absorbents Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This certification is accompanying the Form 10-QSB solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-QSB or as a separate disclosure document.

Unaudited (all amounts in U.S. dollars except where otherwise noted). The accompanying notes are an integral part of these consolidated financial statements.

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